PUMA GLOBAL TRUST NO. 2 QUARTERLY SERVICING REPORT
IN RESPECT OF THE QUARTERLY PERIOD FROM 27 JUNE 2005 TO 25 SEPTEMBER 2005
NOTE INFORMATION

	Class A Notes	A$ Class B Notes

Original Principal Balance of each class of Note at the time of their issue	US$1,000,000,000	A$63,000,000

Principal Balance of each class of Note at the end of the immediately preceding Quarterly Payment Date	US$310,086,400	A$63,000,000

Amount to be applied towards payment of principal on each class of Note on this Quarterly Payment Date	US$30,884,600	A$0

Principal Balance of each class of Note after payments referred to above have been applied	US$279,201,800	A$63,000,000

Note Factor at the end of the Quarterly Payment Date	0.279201800	1.000000000

Amount to be applied towards payment of interest on each class of Note on this Quarterly Payment Date	US$2,845,301	A$967,809

LIBOR / BBSW in respect of this quarterly period	3.47000%	5.6517%

Rate of interest payable on each class of Note in respect of this quarterly period	3.63000%	6.1617%

SUBORDINATION LEVELS

Moody’s indicative required subordination level at time of issue	3.00%
Standard & Poor’s indicative required subordination level at time of issue	1.85%
Fitch indicative required subordination level at time of issue	2.60%
Initial Subordination Level provided on the Closing Date	3.50%
Actual Subordination Level on this Quarterly Payment Date	11.48%

A$ REDRAW NOTES AND A$ SUBORDINATED NOTES

As at 16 September 2005 no A$ Redraw Notes or A$ Subordinated Notes have been issued

REDRAW FACILITY

Redraw Facility Limit as at 16 September 2005	A$3,000,000
Redraw Facility Principal at the commencement of this Quarterly Payment Date	A$250,000
Redraw Facility Principal at the end of this Quarterly Payment Date	A$250,000
Redraw Facility Principal repaid during the quarterly period	A$0
Aggregate Subordinate Funded Further Advance Amounts in relation to the Quarterly Payment Date	A$11,616
Interest paid on Redraw Facility Principal during the quarterly period	A$3,387

PRINCIPAL CASH BALANCE IN AUD

Principal Cash Balance at the commencement of this Quarterly Payment Date	A$3,011,400
Principal Cash Balance at the end of this Quarterly Payment Date	A$2,742,840

INCOME RESERVE IN AUD

Income Reserve at the commencement of this Quarterly Payment Date	A$0
Income Reserve at the end of this Quarterly Payment Date	A$0

COLLECTION INFORMATION IN AUD

Collections (1) held by the Trustee in relation to this Quarterly Payment Date	A$66,966,086
Less : Principal Cash Balance at the end of the Quarterly Payment Date	A$2,742,840
Less : Income Reserve at the end of the Quarterly Payment Date	A$0

Collections (other than Principal Cash Balance and Income Reserve) at the end of the Quarterly Payment Date	A$64,223,246
Less : Collections to be applied towards repayment of Redraw Facility Principal on the Quarterly Payment Date	A$0
Less : Collections to be applied towards payment of Expenses of the Trust in respect of this quarterly period	A$10,510,733

Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date	A$53,712,513

Principal Collections (net of redraws) in relation to this Quarterly Payment Date	A$53,712,513
Less : Principal Collections applied or retained by the Trust to be applied towards the acquisition of substitute housing loans	A$0
Less : Principal Collections to be applied towards repayment of Redraw Facility Principal on the Quarterly Payment Date	A$0

Principal Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date	A$53,712,513

US$ Equivalent of Principal Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date	US$30,884,600

(1)	The Collections figure shown is net of amounts applied or to be applied towards the acquisition of substitute housing loans and the funding of Redraws

PUMA GLOBAL TRUST NO. 2 QUARTERLY SERVICING REPORT IN RESPECT OF
THE QUARTERLY PERIOD FROM 27 JUNE 2005 TO 25 SEPTEMBER 2005 (continued)
HOUSING LOAN POOL INFORMATION IN AUD

	Number of	Number of Housing	Maximum Current	Minimum Current
	Housing Loans	Loan Accounts	Housing Loan Balance	Housing Loan Balance

Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	3,393	4,158	A$914,865	A$0

	Weighted Average	Weighted Average
	Original	Current	Maximum Original	Total Valuation of the
	Loan-to-Value Ratio	Loan-to-Value Ratio	Loan-to-Value Ratio	Security Properties

Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	74.43%	65.92%	95.00%	A$999,474,880

		Outstanding	Outstanding
	Outstanding	Balance of	Balance of	Average Current
	Balance of	Fixed Rate	Variable Rate	Housing Loan
	Housing Loans	Housing Loans	Housing Loans	Balance

Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	A$545,825,343	A$43,727,299	A$502,098,044	A$160,868

	Maximum Remaining	Weighted Average
	Term	Remaining	Weighted Average	Stated Income
	To Maturity	Term to Maturity	Seasoning	Proportion

Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	328 months	308 months	50 months	8.57%

FURTHER ADVANCE INFORMATION IN AUD

Aggregate amount of Further Advances (not being subordinated further advances) made during the period	A$0

DELINQUENCY INFORMATION

As at the opening of business on September 1, 2005.

			Outstanding
			Balance of	Percentage of
			the Applicable	Pool by Outstanding
	Number of	Percentage of	Delinquent	Balance of
	Housing Loans	Pool by number	Housing Loans	Housing Loans

30 - 59 days	5	0.12%	A$1,074,113	0.20%
60 - 89 days	3	0.07%	A$1,149,868	0.21%
90 - 119 days	1	0.02%	A$97,854	0.02%
Greater than 120 days	5	0.12%	A$1,034,227	0.19%

Total Arrears	14	0.33%	A$3,356,062	0.62%

MORTGAGE INSURANCE CLAIMS INFORMATION

Details provided are in respect of the period since the Closing Date to the opening of business on September 1, 2005.

Amount of mortgage insurance claims made:	A$239,432
Amount of mortgage insurance claims paid:	A$239,432
Amount of mortgage insurance claims pending:	A$0
Amount of mortgage insurance claims denied:	A$0